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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 17, 2000

                              WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)

          Delaware                     001-2979                No. 41-0449260
      (State or other             (Commission File           (I.R.S. Employer
jurisdiction of incorporation)         Number)              Identification No.)

             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 1-800-411-4932

                                 Not applicable

         (Former name or former address, if changed since last report)


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Item 5: OTHER EVENTS
        ------------

       Wells Fargo & Company is placing on file as Exhibit 99 a copy of the Company's financial results for the quarter ended September 30, 2000. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q for the quarter ended September 30, 2000.

Item 7: EXHIBITS
        --------

(c)      Exhibits

         27       Financial Data Schedule
         99       Wells Fargo & Company's financial results for the quarter
                  ended September 30, 2000.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 17, 2000.

                                WELLS FARGO & COMPANY


                                    By: LES L. QUOCK
                                       -------------------------------------
                                        Les L. Quock
                                        Senior Vice President and Controller